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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                             October 30, 1995



                            MMI MEDICAL, INC.
          (Exact name of registrant as specified in its charter)


      California                      0-13608                95-3619990
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification Number)


        1611 Pomona Road, Corona, California                    91720
      (Address of principal executive offices)                (Zip Code)


              Registrant's telephone number, including area code:
                              (909) 736-4570


                                Not Applicable
         (Former name of former address, if changed since last report)

                                 Page 1 of 5


The Exhibit Index appears on Page 4


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Item 5.  Other Events

  The Registrant announced the change of its name to InnoServ Technologies, Inc.. The Registrant's press release of October 30, 1995 attached to this report as Exhibit 20.1 is incorporated herein by reference.








The Exhibit Index is attached hereto as page 4.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 1995             MMI MEDICAL, INC.
                                      (Registrant)

                              By: /s/ James P. Butler
                                 --------------------
                                 James P. Butler
                                 Vice President, Finance and
                                 Chief Financial Officer




















                                 Page 3 of 5




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                               EXHIBIT INDEX

Exhibit                                                        PAGE

20.1         Press Release dated October 30, 1995                5





















                                 Page 4 of 5